UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Invacare Corporation

 _______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

 ___________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which the transaction applies:
 _________________________________________________________________________________________________________________________________
(2)    Aggregate number of securities to which the transaction applies:
 _________________________________________________________________________________________________________________________________
(3)    Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
 _________________________________________________________________________________________________________________________________
(4)    Proposed maximum aggregate value of the transaction:
 _________________________________________________________________________________________________________________________________
(5)    Total fee paid:
 _________________________________________________________________________________________________________________________________
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
 _________________________________________________________________________________________________________________________________
(2)    Form, Schedule or Registration Statement No.:
 _________________________________________________________________________________________________________________________________
(3)    Filing Party:
 _________________________________________________________________________________________________________________________________
(4)    Date Filed:
 _________________________________________________________________________________________________________________________________

Invacare Corporation
Supplement to Proxy Statement For
The 2022 Annual Meeting of Shareholders
To Be Held On Thursday, May 19, 2022

This supplement to proxy statement (this “Supplement”), dated April 7, 2022, supplements the definitive proxy statement (the “Proxy Statement”) filed by Invacare Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2022 and made available to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2022 Annual Meeting of Shareholders (the “Annual Meeting”), scheduled to be held at the Company’s Headquarters, One Invacare Way, Elyria, Ohio on Thursday, May 19, 2022, at 8:30 A.M. EDT. This Supplement is being filed with the SEC and made available to shareholders on or about April 7, 2022. Holders of the Company’s common shares and Class B common shares of record as of the close of business on March 22, 2022 are entitled to vote at the Annual Meeting.

The purpose of this Supplement is solely to correct a typographical error on page 9 of the Proxy Statement. The correction to the existing disclosure in the Proxy Statement is set forth below under the heading “Correction to the Proxy Statement”. Other than this correction, the Proxy Statement remains unchanged, and this Supplement does not otherwise modify, amend, supplement or affect the Proxy Statement.

From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to shareholders for the Annual Meeting.

Correction to the Proxy Statement

The first Question and Answer on page 9 of the Proxy Statement is amended and restated in its entirety to read as follows (correction is marked, with new text bold and underlined and deleted text bold and strikethrough):

“Who is entitled to vote?

Only shareholders of record at the close of business on March 22, 2022, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. On this record date, there were 35,052,180 ~~34,502,180~~ common shares and 3,667 Class B common shares outstanding and entitled to vote.”

By Order of the Board of Directors,

ANTHONY C. LAPLACA
Secretary

April 7, 2022